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                                  Exhibit 10.j

JANUARY 30, 1997



MR. WILLIAM J. DEVOLVE
745 HARVEST DR.
LAKE ZURICH, IL  60047


DEAR BILL;

ON BEHALF OF UNB CORP. AND BOB MANG, I AM PLEASED TO CONFIRM OUR OFFER OF EMPLOYMENT. THE FOLLOWING INFORMATION IS A REVIEW OF THE OFFER AND SHOULD CONFIRM THE CONVERSATIONS YOU HAD WITH BOB AND MARK ANGOTT.

WE ARE OFFERING YOU THE POSITION OF EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER OF UNB CORP.'S NEWLY FORMED FINANCE COMPANY, STARTING MONDAY, FEBRUARY 10, 1997, AT A MONTHLY BASE SALARY OF $7,416.67 ($89,000.00, WHEN ANNUALIZED). AS PART OF YOUR COMPENSATION PACKAGE, YOU WILL RECEIVE A BONUS OF $30,000 AT THE END OF THE FIRST YEAR. FUTURE BONUSES WILL BE BASED ON ACHIEVEMENT OF ESTABLISHED GOALS. ALTHOUGH THE CORP.'S NEW STOCK OPTION PLAN HAS NOT YET BEEN APPROVED, IT IS OUR INTENTION TO RECOMMEND THAT YOU BE A PARTICIPANT. FURTHER, IN THE EVENT THAT UNB CORP. WOULD DECIDE TO DIVEST ITSELF OF THE FINANCE COMPANY BUSINESS, OR IF SEPARATION WERE TO OCCUR FOR ANY REASON OTHER THAN JUST CAUSE, WITHIN THE FIRST TWO YEARS OF YOUR EMPLOYMENT, YOU WOULD RECEIVE SIX MONTHS OF SALARY CONTINUATION.

YOU WILL ALSO BE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE BENEFIT PROGRAMS. MEDICAL AND DENTAL COVERAGE BEGINS THE FIRST OF THE FOLLOWING MONTH FROM DATE OF HIRE FOR EXEMPT-LEVEL EMPLOYEES. ACCORDING TO OUR VACATION SCHEDULE, AS AN OFFICER YOU ARE ELIGIBLE FOR THREE (3) WEEKS OF VACATION. IN ADDITION, YOU WILL RECEIVE A RELOCATION PACKAGE THAT INCLUDES ALL REASONABLE AND CUSTOMARY BENEFITS ASSOCIATED WITH MOVING, INCLUDING TEMPORARY HOUSING FOR THE FIRST 90 DAYS OF YOUR EMPLOYMENT, REIMBURSEMENT FOR TRAVEL EXPENSES FOR TWO RETURN TRIPS HOME PER MONTH, AND MORTGAGE ASSISTANCE, INCLUDING REALTOR FEE AND CLOSING COST REIMBURSEMENT. CERTAINLY ANY REASONABLE MISCELLANEOUS EXPENSES NOT MENTIONED HERE WOULD ALSO BE CONSIDERED.

AS AN OFFICER, YOU WILL SERVE AT THE PLEASURE OF THE BOARD OF DIRECTORS OF UNB CORP. THE EMPLOYMENT RELATIONSHIP AT UNB CORP. IS AT WILL, AND EMPLOYMENT CAN BE TERMINATED AT ANY TIME, WITH OR WITHOUT NOTICE AND AT THE OPTION OF EITHER UNB CORP. OR THE EMPLOYEE.

THIS OFFER IS CONTINGENT UPON A SATISFACTORY BACKGROUND CHECK. PLEASE SIGN THE ACCEPTANCE ACKNOWLEDGEMENT BELOW AND RETURN THE ORIGINAL LETTER TO ME AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.







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                             Exhibit 10.j(continued)

WE LOOK FORWARD TO HAVING YOU AS A MEMBER OF OUR MANAGEMENT TEAM, AND ARE CONFIDENT THAT YOUR KNOWLEDGE AND EXPERIENCE WILL MAKE A VALUABLE CONTRIBUTION TO THE GOALS AND OBJECTIVES OF UNB CORP. PLEASE FEEL FREE TO CALL ME AT
(330)830-7239 IF YOU HAVE ANY QUESTIONS.

SINCERELY,

/s/ Candace L. Follen

CANDICE L. FOLLEN
VICE PRESIDENT
HUMAN RESOURCES

ENCLOSURE

CC:  ROBERT L. MANG
   MARK R. ANGOTT




PLEASE ACKNOWLEDGE YOUR ACCEPTANCE OF THE TERMS AND CONDITIONS AS SET FORTH
ABOVE.


ACCEPTED BY:  /s/ William J. Devolve             DATE: January 31, 1997
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                    SIGNATURE


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